Exhibit 99.1

Sharon AI Selects Rafay Systems to Support AI Infrastructure Orchestration Platform at Scale

Five-year strategic agreement establishes a standardized orchestration and operations platform across Sharon AI’s expanding AI Factory environments

NEW YORK – September 4, 2026 - SharonAI Holdings Inc. (NASDAQ: SHAZ) (“Sharon AI” or the “Company”), a leading Australian Neocloud delivering trusted AI infrastructure, today announced a five-year strategic agreement with Rafay Systems, a leading platform provider for modern infrastructure and AI workloads.

Under the agreement, Sharon AI will use the Rafay platform as a centralized orchestration and operations layer across its AI Factory environments. The platform standardizes how Sharon AI’s accelerated computing infrastructure is provisioned, governed, monitored and made available to customers across different locations, tenants and workloads.

The agreement formalizes Sharon AI’s use of Rafay across its expanding AI infrastructure platform, moving from individual cluster deployments to a consistent operating framework designed to support the Company’s growth across Asia-Pacific and globally.

The Rafay platform provides the automation, observability, governance and secure, multi-tenancy capabilities required to operate advanced AI infrastructure at scale. It is designed to help Sharon AI manage compute capacity efficiently, respond to different customer workload requirements and deliver secure, reliable access to the infrastructure customers need to build, train and run AI.

“Sharon AI is delivering the trusted infrastructure and operational capabilities required to help customers realize measurable value,” said James Manning, Co-founder and Chief Executive Officer of Sharon AI. “Our agreement with Rafay gives us a standardized platform for orchestrating and managing AI infrastructure across our expanding footprint. This should enable us to manage our compute capacity more efficiently, accelerate service delivery and provide customers with a consistent and secure experience as we scale.”

The Rafay platform acts as a centralized control plane across Sharon AI’s AI Factory environments, providing operational guardrails above the underlying physical infrastructure. Its capabilities include infrastructure lifecycle management, workload orchestration, governance, monitoring and support for Kubernetes and virtual machine environments through a unified platform.

This operating layer abstracts the complexity of procuring, deploying and managing advanced AI infrastructure. It is intended to enable Sharon AI to provide customers with access to the AI capabilities they require without those customers needing to own or operate the underlying physical infrastructure.

The architecture established through the agreement is designed to support the orchestration of up to 150,000 GPUs over the five-year term, illustrating that Sharon AI intends to build platform components for larger-scale GPU deployments over time.

“Operating AI infrastructure at scale requires more than access to GPU capacity,” said Haseeb Budhani, Co-founder and Chief Executive Officer of Rafay Systems. “Providers also need the orchestration, automation and governance capabilities required to transform that infrastructure into secure, reliable and production-ready AI services. Sharon AI is building a highly scalable AI infrastructure platform for customers across Asia-Pacific and beyond, and we are proud to provide an operational foundation that can support its continued growth.”

The agreement is also expected to support the development of Sharon AI’s internal capabilities and expertise around the Rafay platform, establishing consistent operating practices across its AI infrastructure deployments.

The collaboration is expected to strengthen Sharon AI’s ability to automate service delivery, improve infrastructure utilization and reliability, maintain consistent governance and accelerate access to advanced AI capabilities for customers.

ENDS

About Sharon AI

Sharon AI (NASDAQ: SHAZ) is a leading Australian Neocloud delivering trusted sovereign AI infrastructure. Through its AI Factory platform and world-class ecosystem of technology and co-location partners, Sharon AI expands access to the scalable capabilities that organisations need to build, train and run AI, from model training through to inference and agentic AI. Serving customers globally, Sharon AI helps organisations move faster from AI potential to measurable value. For more information, visit www.sharonai.com.

Media

media@sharonai.com

Investors

investors@sharonai.com

About Rafay Systems

Rafay Systems is a leading software provider powering operators building the AI cloud, including Neoclouds, telecommunications providers, enterprises and sovereign AI operators. The Rafay Platform enables organizations to operationalize GPU and compute infrastructure through self-service automation, governance and multi-tenancy.

Its capabilities span bare-metal provisioning, infrastructure lifecycle management, virtual machines, Kubernetes, GPU platform-as-a-service, AI development environments and token-metered inference services. By simplifying orchestration and operations across this stack, Rafay helps operators improve GPU utilization and turn raw infrastructure into secure, production-ready AI services. For more information, visit rafay.co.

Rafay Media Contact

Angela Shugarts

angela@rafay.co

Rafay Systems

Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that it may, at times, use other communication channels, including its X account (Sharon__ai) and LinkedIn account (Sharon-AI), to disseminate information about the Company. Accordingly, investors should monitor these accounts in addition to press releases, SEC filings and public conference calls, webcasts and investor days.

Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts, and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;
●	The deployment of assets and expansion of network procurement;
●	Sharon AI’s ability to engage with additional potential customers;
●	Expansion of Sharon AI’s data center footprint and capacity; and
●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC and other reports subsequently filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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